                              Oppenheimer Bond Fund

                       Supplement dated September 23, 2004
                    to the Prospectus dated February 24, 2004

This  supplement  amends the  Prospectus of  Oppenheimer  Bond Fund (the "Fund")
dated  February 24,  2004,  and is in addition to the  supplement  dated July 6,
2004.  The  Prospectus  supplement  dated  March 1, 2004 is  replaced  with this supplement.

1.   The  following  new  section  should  be  added  to the end of the  section captioned "ABOUT THE FUND - HOW THE FUND IS MANAGED", immediately following the paragraph titled "Advisory Fees" on page 16:

     Pending Litigation.  Three law suits have been filed as putative derivative and class actions against the investment Manager,  Distributor and Transfer
     Agent of the Fund, some of the Oppenheimer  funds,  including the Fund, and directors  or  trustees of some of those  funds,  excluding  the Fund.  The complaints  allege that the Manager charged excessive fees for distribution and  other  costs,  improperly  used  assets  of the  funds  in the form of directed  brokerage  commissions  and 12b-1 fees to pay  brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those  payments in violation of the  Investment  Company Act and the Investment Advisers Act of 1940. The complaints further allege that
     by  permitting  and/or   participating  in  those  actions,  the  defendant
     directors  breached their fiduciary duties to fund  shareholders  under the
     Investment  Company  Act and at common  law.  Those law suits were filed on
     August 31, 2004,  September 3, 2004, and September 14, 2004,  respectively, in the U. S.  District  Court for the  Southern  District of New York.  The
     complaints seek unspecified  compensatory and punitive damages,  rescission of the funds'  investment  advisory  agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be without merit, and intend to defend the suits  vigorously.  The
     Manager and the  Distributor  do not believe  that the pending  actions are likely to have a material adverse effect on the Fund or on their ability to perform their  respective  investment  advisory or distribution  agreements with the Fund.

2.   Effective  March 1, 2004, OFI has  voluntarily  undertaken to reimburse the
     Fund for its  expenses  in any fiscal  year for each  class of shares  that exceed the following percentages of average daily net assets:

                  ----------------------- -------------------------
                  Class of Shares         Expense Limitation
                  ----------------------- -------------------------
                  ----------------------- -------------------------
                  Class A shares          0.90%
                  ----------------------- -------------------------
                  ----------------------- -------------------------
                  Class B shares          1.65%
                  ----------------------- -------------------------
                  ----------------------- -------------------------
                  Class C shares          1.65%
                  ----------------------- -------------------------
                  ----------------------- -------------------------
                  Class N shares          1.15%
                  ----------------------- -------------------------
                  ----------------------- -------------------------
                  Class Y shares          0.65%
                  ----------------------- -------------------------

         Prospectus
         ----------

          As a result, the first explanatory paragraph immediately following the table "Annual Fund Operating  Expenses" under the section titled "FEES
          AND EXPENSES OF THE FUND" is deleted in its entirety and replaced with the following:

         Annual Fund Operating Expenses (deducted from Fund assets):
         (% of average daily net assets)
         ---------------------------------- ------------ ------------- -------------- ----------- ----------
                                            Class A      Class B       Class C        Class N     Class Y
                                            Shares       Shares        Shares         Shares      Shares
         ---------------------------------- ------------ ------------- -------------- ----------- ----------
         ---------------------------------- ------------ ------------- -------------- ----------- ----------
         Management Fees                    0.56%        0.56%         0.56%          0.56%       0.56%
         ---------------------------------- ------------ ------------- -------------- ----------- ----------
         ---------------------------------- ------------ ------------- -------------- ----------- ----------
         Distribution and/or Service        0.25%        1.00%         1.00%          0.50%       None
         (12b-1) Fees
         ---------------------------------- ------------ ------------- -------------- ----------- ----------
         ---------------------------------- ------------ ------------- -------------- ----------- ----------
         Other Expenses                     0.29%        0.31%         0.28%          0.44%       0.07%
         ---------------------------------- ------------ ------------- -------------- ----------- ----------
         ---------------------------------- ------------ ------------- -------------- ----------- ----------
         Total Annual Operating Expenses    1.10%        1.87%         1.84%          1.50%       0.63%
         ---------------------------------- ------------ ------------- -------------- ----------- ----------

          Expenses may vary in future years.  "Other expenses"  include transfer agent fees, custodial fees, and accounting and legal expenses that the
          Fund pays. The "Other Expenses" in the table are based on, among other things,  the fees the Fund would have paid if the  transfer  agent had not waived a portion of its fee under a voluntary  undertaking  to the
          Fund to limit  these  fees to 0.35% of  average  daily net  assets per fiscal  year for all  classes.  That  undertaking  may be  amended  or withdrawn  at any time  without  notice  to  shareholders.  After  the waiver,  the  actual  "Other  Expenses"  and "Total  Annual  Operating
          Expenses" as  percentages  of average  daily net assets were 0.38% and
          1.44%, respectively, for Class N shares. Class A, Class B, Class C and
          Class Y shares were the same as shown above.

          Effective  March 1, 2004,  the Manager has  voluntarily  undertaken to limit the "Total Annual Operating  Expenses" for all classes of shares so that "Total Annual  Operating  Expenses," as percentages of average daily net assets,  will not exceed the following  annual rates:  0.90%
          for the  Class A  shares;  1.65%  for the  Class B and Class C shares, respectively;  1.15% for the Class N shares  and 0.65% for the Class Y shares.  The Manager may terminate this voluntary  expense  limitation arrangement at any time without notice to shareholders.

         September 23, 2004                                  PSO285.031